                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 16, 2003
         --------------------------------------------------------------

                                 EXEGENICS INC.
             (Exact name of registrant as specified in its charter)

         Delaware                       00-26078                 75-2402409
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                                2110 Research Row
                               Dallas, Texas 75235

                         (Address of principal executive
                           offices including zip code)

                                 (214) 358-2000

                         (Registrant's telephone number,
                              including area code)


                                      N.A.
                                      ----
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On July 16, 2003, eXegenics issued a press release announcing that eXegenics and AVI BioPharma, Inc. have entered into an Agreement and Plan of Merger. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference. A copy of the Agreement and Plan of Merger is filed herewith as Exhibit 2.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) The following exhibits are furnished with this report:

Exhibit Number        Description

2.1 Agreement and Plan of Merger, entered into as of July 16, 2003, among AVI BioPharma, Inc., Elk Acquisition, Inc. and eXegenics Inc.

99.1                  Press Release from eXegenics Inc., dated July 16, 2003.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             EXEGENICS INC.
                             (Registrant)

Dated: July 16, 2003         By: /s/ Ronald L. Goode
                                 -----------------------------------------------
                                 Ronald L. Goode
                                 Chairman, President and Chief Executive Officer



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                               INDEX TO EXHIBITS


Exhibit Number        Description
--------------        -----------
2.1                   Agreement and Plan of Merger, entered into as of July 16,
                      2003, among AVI BioPharma, Inc., Elk Acquisition, Inc.
                      and eXegenics Inc.

99.1                  Press Release from eXegenics Inc., dated July 16, 2003.